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                                                                      EXHIBIT 16





MORGAN STANLEY FUND, INC. - MORGAN STANLEY ASIAN EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

CLASS A WITH LOAD


Formula:  P(1+T)n = ERV

Where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years


               ERV  =    Ending redemmable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year
                         (or other) periods at the end of the 1, 5, or 10 year
                         (or other) periods (or fractional portion thereof).


                                             AVERAGE
                                           ANNUAL RATE
 PERIOD        DATE COVERED   ERV (1)        OF RETURN      FORMULA
-------------------------------------------------------------------------------
Inception to   07/01/91                                    @rate (1131.4,
12/31/92       12/31/92      $1,131.40       8.55%         1000, 1.50411)

     (1) Assumes cummulative return of 13.14% during the period.


          Lotus 123 @rate function:

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     @RATE (fv,pv, term):     The periodic interest rate necessary for present
                              value "pv" to grow to future value "fv", over the number of compounding periods in "term".


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MORGAN STANLEY FUND, INC. - MORGAN STANLEY ASIAN EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN COMPUTATION

CLASS B WITHOUT LOAD


Formula:  P(1+T)n = ERV

Where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years


               ERV  =    Ending redemmable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year
                         (or other) periods at the end of the 1, 5, or 10 year
                         (or other) periods (or fractional portion thereof).



                                             AVERAGE
                                           ANNUAL RATE
 PERIOD        DATE COVERED   ERV (1)        OF RETURN      FORMULA
-------------------------------------------------------------------------------
Inception to   07/01/91                                     @rate (1168.3,
12/31/92       12/31/92      $1,168.30       10.90%         1000, 1.50411)

     (1) Assumes cummulative return of 16.83% during the period.


Lotus 123 @rate function:

     @RATE (fv,pv, term):     The periodic interest rate necessary for present
                              value "pv" to grow to future value "fv", over the number of compounding periods in "term".